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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary P. Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

DCM/INNOVA HIGH EQUITY INCOME INNOVATION FUND

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

ANNUAL REPORT
October 31, 2023

Centaur Mutual Funds Trust
Message to Shareholders
October 31, 2023 (Unaudited)

Dear Fellow Shareholder,

The overall markets since last year’s annual report have been challenging. Inflation and interest rates increased throughout the year and now seem to have steadied or begun to decline. Despite these increases, the US economy has stayed resilient, offset by stimulation from the federal government.

In the case of the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”), its’ annual performance has exceeded the return of the Bloomberg Year Municipal Bond Index. Most importantly, the Lebenthal Fund is now a five-star Morningstar™-rated fund which we are incredibly proud of. The Lebenthal Fund has focused on a stable NAV while producing attractive levels of tax-free income. We believe it is an excellent vehicle for allocating a portion of an investor’s investment portfolio to obtain dependable stability and attractive tax-free returns, especially with interest rates higher than in years past.

In the case of the DCM/INNOVA High Equity Income Innovation Fund (the “DCM/ INNOVA Fund”), the DCM/INNOVA Fund continues to deliver strong dividend income. We have positioned the DCM/INNOVA Fund to perform broadly in line with the S&P 500® Total Return Index over the long run but with a dividend yield that is much higher than that of the S&P 500® Total Return Index. Since the last annual report, the INNOVA Fund has performed relatively in-line with its indexes despite challenging conditions for its strategy.

We are excited for the upcoming fiscal year as we work to continue to grow our mutual funds and provide attractive investment returns to our shareholders. Our focus is on the long-term strength of equity returns, while also providing stability and tax-free income for shorter-term horizons. We thank you very much for your trust and confidence in our abilities to deliver quality, thoughtful, well-managed investment vehicles for your capital. Please enjoy the reports that follow from our portfolio managers about the mutual funds in the Centaur Mutual Funds Trust.

Glenn Grossman

Chief Executive Officer

DCM Advisors

Annual Report | October 31, 2023	1

DCM/INNOVA High Equity Income Innovation Fund
Portfolio Manager Letter
October 31, 2023 (Unaudited)

The DCM/Innova High Equity Income Fund’s (the “Fund”) fourth fiscal quarter ended on October 31, 2023, saw the risk-on market environment that commenced with the mid-March market lows following the regional banking crisis end abruptly. The S&P 500® Total Return Index, which had been up over 20% year-to-date at the start of the quarter, tumbled -8.3% over the course of the fiscal quarter and ended the quarter with a 10.7% year-to-date return. Both stocks and bonds sold off aggressively while the price of gold and oil held up.

The headline CPI and Personal Consumption Expenditure (PCE) declined from 4.7% to 4.1% and 4.3% to 3.7% over the course of the quarter, while the Core CPI excluding Food and Energy edged up from 3.2% to 3.7%. While inflation has continued to decline, Core CPI and PCE remain well above the Fed’s desired 2% range.

As the Fed paused to assess the impact of what was one of the fastest tightening campaigns in its history, the bond market took over the baton of tightening financial conditions. Mortgage rates rose from a steep 7.3% (30-year fixed mortgage rate from Bankrate.com) to 8.1% at the end of the fiscal quarter. The 10-year Government Bond yield rose almost 25% from 4.0% to 4.9% over the course of the fiscal quarter, causing TLT, the iShares 20+ Year Treasury Bond ETF, to drop -15.73%, one of its worst 3-month performances.

In addition to government bonds, small cap stocks, semiconductors and high beta stocks were the worst performers. Small caps stocks, which tend to have higher borrowing needs, lower quality balance sheets and lower profitability suffered, with the Russell 2000 Index down -16.7%. In comparison, the Russell 1000 Index of large cap stocks was down -8.6% and the Dow Jones Industrials Index was down only -6.6%. Some semiconductor stocks, which had become very richly valued due to the hype around the promise of Artificial Intelligence, sold off with the Philadelphia SOX semiconductor index down 16.5%. Price-Earnings multiples tend to contract as the cost of capital increases. In keeping with the risk-off theme, high beta stocks were down -20.1% compared with the defensive low volatility stocks which were down -7.1%.

The relative outperformers in this environment were gold and energy. Investors sought refuge in defensive areas of the market with the price of gold (GLD ETF) up 1.0%. Energy stocks were down only -1.8% even as the price of oil went from $80 to a high of over $93 before retreating to $81 at the end of the fiscal quarter. The Hamas incursion into Israel and the resulting war caused only a temporary blip in the price of oil. High yield bonds were a surprising relative outperformer with returns of -2.5% as measured by the HYG ETF. Their higher yields compensated for the slight increase in yields of those securities.

2	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Portfolio Manager Letter
October 31, 2023 (Unaudited)

The best performing sectors after Energy were Communication Services with a -5.4% return and Health Care with a -6.7% return. Cyclical sectors such as Industrials, Materials and Consumer Discretionary were hit the hardest with returns of -10.5%, -10.8% and -11.2%, respectively. Interest rate sensitive sectors also took it on the chin with Real Estate down -12.5% and Utilities down -10.3%. Financials, Technology and Consumer Staples were broadly in line with the overall S&P 500® Total Return Index, and were down between -8.0% and -9.1%.

In terms of style, Growth moderately outperformed Value with the Russell 1000 Growth Index down -7.6% compared with the Russell 1000 Value Index down -9.6%. The roles reversed among small cap stocks in the Russell 2000 Index, with the Russell 1000 Growth Index down -18.3% compared with Russell 2000 Value Index which was down -15.2%. The large cap growth stocks in the NYSE FANG+ Index were down -9.6% but were still up 63.6% year-to-date through quarter-end.

The Fund returned -8.3% for the fiscal quarter ended October 31, 2023, in-line with the S&P 500® Total Return Index return of -8.3%. For the fiscal year ended October 31, 2023, the Fund returned 8.0% compared with the 10.1% return of the S&P 500® Total Return Index. The proprietary dividend capture technique imparted a slight value tilt to the Fund. Value stocks lagged Growth stocks significantly, with the Russell 1000 Value Index up 0.1% compared with the 18.9% returns of the Russell 1000 Growth Index. The slight value tilt of the Fund contributed to its underperformance relative to the S&P 500 Index.

The Fund realized an annualized dividend yield of 3.9% over the fiscal quarter, and a trailing 12-month yield of 4.4%. This compares favorably with the 1.7% yield of the S&P 500® Total Return Index.

Vijay Chopra, PhD, CFA

Portfolio Manager

Annual Report | October 31, 2023	3

Lebenthal Ultra Short Tax-Free Income Fund
Shareholder Letter
October 31, 2023 (Unaudited)

For the fiscal year ended October 31, 2023, the Lebenthal Ultra Short Tax-Free Income Fund Class I (LETAX) (the “Fund”) returned 3.00% compared to the Fund’s benchmark the Bloomberg 1 Year Municipal Bond Index return of 2.44%. For the three-month period ended October 31, 2023, the Fund returned 0.87%, comfortably exceeding the Bloomberg 1 Year Municipal Bond Index return of -0.03% over the same period. This has allowed the Fund to make up underperformance against the Index in the last quarter, with the Fund’s annual performance at 3% beating Index returns of 2.44%. The quarterly numbers, however, mask the overall negative performance of the market as a whole, with the largest Municipal returns overall (-5.14%) were substantially worse than Treasuries -3.89%, and paced Corporate Index returns -5.23% over the same time period.

This quarter (and year) was defined by what can loosely be described as disappointment and the revision of expectations. Coming into this fiscal year, with Fed Futures indicating a strong possibility of cuts by Q4 2023, this market’s tone has been vacillation between these expectations, and the cold hard reality of resilient employment numbers and the Federal Reserve’s commitment to drive inflation down to it’s 2% target rate. At times the market has appeared to be its own worst enemy, with several premature rate rallies reducing the effectiveness of tightening financial conditions. It is these conditions that need to be maintained in order to avoid the dreaded “higher for longer” rate scenario. It seems to me that every time that the larger fixed income market – namely Treasuries – rallied without encouragement from the Federal Reserve, they only serve to prolong the purgatory of inflation staying above the comfort zone.

To illustrate, with the final Federal Reserve meeting of the period, the message pushed by Chairman Powell was not the cuts Fed Funds had been predicting for the end of the year, but at best continued pauses, with a chance of yet a further hike by the end of the year if policymakers see further signs of continued resilient economic growth. At that meeting, the Federal Reserve left their policy rate unchanged at a range of 5.25% to 5.50%.

The Municipal market for the period was in general a disappointment, posting 3 months of consecutive losses. Fund flows remained consistently negative throughout the period, with $20 billion redeemed from exchange traded funds being used as a proxy for the larger overall market. There was a negative $112 billion balance in the ratio of buys to sells as investors trimmed holdings.

During all of this, the Lebenthal Fund remained steadfast in strategy, focusing on preserving our price point while seeking to take advantage of yields in the short end through a combination of Variable Rate Demand Notes (“VRDNs”) and very short dated fixed rate purchases. We have maintained our concentration in VRDNs and have

4	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Shareholder Letter
October 31, 2023 (Unaudited)

only reached for fixed coupon paper when it has offered the most attractive of yields, without adding significant duration. During the quarter we maintained a static NAV price throughout, while providing a respectable income. At the close of the quarter, the tax-exempt yield was 3.82, equivalent to a 6.06% taxable rate.

Fund assets under management grew over 25% this quarter, to just over $44 million.

Robert Morgan

Portfolio Manager

Annual Report | October 31, 2023	5

Centaur Mutual Funds Trust
Important Disclosures
October 31, 2023 (Unaudited)

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-484-5766.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at https://www.dcmadvisors.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letters from the Portfolio Managers seek to describe some of the investment advisor’s current opinions and views of the financial markets. Although the investment advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letters from the Portfolio Managers were held during the period covered by this annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of October 31, 2023, please see the Schedules of Investments sections of this annual report. The opinions of DCM Advisors, LLC with respect to those securities may change at any time.

Statements in the Management Discussion of the Funds’ Performance that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

6	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Performance Update
October 31, 2023 (Unaudited)

Comparison of the Growth of a $10,000 Investment in the DCM/INNOVA High Equity Income Innovation Fund, the S&P 500® Total Return Index, and the Dow Jones U.S. Select Dividend Total Return Index (Unaudited)

This graph assumes an initial $10,000 investment made on October 31, 2013 and held through October 31, 2023. All dividends and distributions are reinvested, if any. This graph depicts the performance of the DCM/ INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”) versus the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note that the DCM/ INNOVA Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Current performance may be lower or higher than the performance data quoted. For more information on the DCM/INNOVA Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-484-5766. The DCM/INNOVA Fund’s prospectus and summary prospectus contains important information about the DCM/INNOVA Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The DCM/INNOVA Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Annual Report | October 31, 2023	7

DCM/INNOVA High Equity Income Innovation Fund
Performance Update
October 31, 2023 (Unaudited)

Average Annual Total Returns(a) as of October 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception(b)
DCM/INNOVA High Equity Income Innovation Fund	8.00%	3.41%	4.54%	7.14%
S&P 500® Total Return Index(b)	10.14%	11.01%	11.18%	9.15%
Dow Jones U.S. Select Dividend Total Return Index(c)	-7.53%	6.02%	8.24%	7.31%

				Expense
				Ratios(d)
Gross				1.92%
With Applicable Waivers				1.53%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the DCM/INNOVA High Equity Income Innovation Fund’s (the “DCM/INNOVA Fund”) distributions or the redemption of shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-484-5766.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The DCM/INNOVA Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	The S&P 500® Total Return Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the DCM/ INNOVA Fund’s portfolio.

(c)	The Dow Jones U.S. Select Dividend Total Return Index consists of 100 of the highest dividend- yielding securities (excluding Real Estate Investment Trusts) in the Dow Jones U.S. Index, a broad- based index representative of the total market for the United States equity securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown are from the DCM/INNOVA Fund’s prospectus dated February 28, 2023, as amended July 14, 2023. Additional information pertaining to the expense ratios as of October 31, 2023 can be found in the financial highlights.

An investor should consider the investment objective risks, charges and expenses of the Fund carefully before investing. The DCM/INNOVA Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at https://www. dcmadvisors.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

8	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Performance Update
October 31, 2023 (Unaudited)

Comparison of the Growth of a $250,000 Investment in the Lebenthal Ultra

Short Tax-Free – Class I Shares and the Bloomberg 1 Year Municipal Bond Index (Unaudited)

This graph assumes an initial $250,000 investment on December 30, 2019, the inception date of the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) and held through October 31, 2023. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Lebenthal Fund versus the Bloomberg 1 Year Municipal Bond Index. It is important to note that the Lebenthal Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Current performance may be lower or higher than the performance data quoted. For more information on the Lebenthal Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-484-5766. The Lebenthal Fund’s prospectus and summary prospectus contains important information about the Lebenthal Fund’s investment objective, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before investing.

The Lebenthal Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Annual Report | October 31, 2023	9

Lebenthal Ultra Short Tax-Free Income Fund
Performance Update
October 31, 2023 (Unaudited)

Average Annual Total Returns(a) as of October 31, 2023

		Since
	One Year	Inception(b)
Lebenthal Ultra Short Tax-Free Income Fund – Class I Shares	3.00%	1.04%
Lebenthal Ultra Short Tax-Free Income Fund – Class A Shares (Without Load)	2.75%	0.80%
Lebenthal Ultra Short Tax-Free Income Fund – Class A Shares (With Load)	2.24%	0.67%
Bloomberg 1 Year Municipal Bond Index(c)	2.44%	0.58%

	Expense Ratios(e)
	Class A Shares	Class I Shares
Gross	3.22%	2.96%
With Applicable Waivers	0.74%	0.49%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the Lebenthal Ultra Short Tax-Free Income Fund’s (the “Lebenthal Fund”) distributions or the redemption of shares. Current performance may be lower or higher than the performance quoted. In the case of investments at or above $250,000, a contingent deferred sales charge (CDSC) of up to 0.25% may be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid. Performance data current to the most recent month end may be obtained by calling 1-888-484-5766.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Lebenthal Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower. Total returns for less than one year are not annualized.

(b)	The Lebenthal Fund’s inception date – December 30, 2019 (Date of Initial Public Investment).

(c)	The Bloomberg 1 Year Municipal Bond Index is an unmanaged index of municipal bonds with a remaining maturity of one to two years. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown are from the Lebenthal Fund’s prospectus dated February 28, 2023, as amended July 14, 2023. Additional information pertaining to the expense ratios as of October 31, 2023 can be found in the financial highlights.

An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at https://www.dcmadvisors.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

10	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49%

Communications — 8.17%
Alphabet, Inc., Class C(a)	1,207	$151,237
Alphabet, Inc., Class A(a)	918	113,906
AT&T, Inc.	1,219	18,773
Charter Communications, Inc., Class A(a)	18	7,250
Comcast Corp., Class A	803	33,156
Electronic Arts, Inc.	38	4,704
Fox Corp., Class B	64	1,786
Fox Corp., Class A	52	1,580
Interpublic Group of Companies, Inc.	90	2,556
Meta Platforms, Inc., Class A(a)	394	118,701
Netflix, Inc. (a)	79	32,524
Omnicom Group, Inc.	32	2,397
Paramount Global, Class B	128	1,393
Take-Two Interactive Software, Inc. (a)	36	4,815
T-Mobile US, Inc.(a)	111	15,968
VeriSign, Inc.(a)	17	3,394
Verizon Communications, Inc.	757	26,593
Walt Disney Co. (The)(a)	312	25,456
Warner Bros. Discovery, Inc.(a)	382	3,797
		569,986
Consumer Discretionary — 11.02%
Amazon.com, Inc.(a)	1,867	248,478
Aptiv PLC(a)	44	3,837
AutoZone, Inc.(a)	3	7,431
Best Buy Co., Inc.	41	2,740
Booking Holdings, Inc.(a)	9	25,106
BorgWarner, Inc.	113	4,170
Caesars Entertainment, Inc.(a)	94	3,750
Chipotle Mexican Grill, Inc.(a)	5	9,711
Copart, Inc.(a)	252	10,967
D.R. Horton, Inc.	100	10,440
Darden Restaurants, Inc.	21	3,056
Domino’s Pizza, Inc.	9	3,051
eBay, Inc.	92	3,609
Etsy, Inc.(a)	25	1,558
Ford Motor Co.	645	6,289
General Motors Co.	273	7,699
Hilton Worldwide Holdings, Inc.	100	15,153
Home Depot, Inc. (The)	114	32,455

See Notes to Financial Statements
Annual Report | October 31, 2023	11

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Consumer Discretionary — 11.02% (Continued)
Las Vegas Sands Corp.	76	$3,607
Lennar Corp., Class A	650	69,342
Lowe’s Companies, Inc.	122	23,250
Marriott International, Inc., Class A	39	7,354
MGM Resorts International	88	3,073
NIKE, Inc., Class B	232	23,842
NVR, Inc.(a)	1	5,413
O’Reilly Automotive, Inc.(a)	80	74,434
Phinia, Inc.	22	569
Pool Corp.	10	3,158
PulteGroup, Inc.	60	4,415
Ross Stores, Inc.	48	5,567
Royal Caribbean Cruises Ltd.(a)	36	3,050
Starbucks Corp.	199	18,355
Tesla, Inc.(a)	450	90,377
TJX Companies, Inc. (The)	189	16,645
Tractor Supply Co.	26	5,007
Ulta Beauty, Inc.(a)	9	3,432
VF Corp.	57	840
Wynn Resorts Ltd.	24	2,107
Yum! Brands, Inc.	45	5,439
		768,776
Consumer Staples — 6.83%
Altria Group, Inc.	288	11,569
Archer-Daniels-Midland Co.	92	6,584
Brown-Forman Corp., Class B	32	1,797
Campbell Soup Co.	33	1,334
Church & Dwight Co., Inc.	42	3,819
Clorox Co. (The)	18	2,119
Coca-Cola Co. (The)	687	38,809
Colgate-Palmolive Co.	157	11,793
Conagra Brands, Inc.	134	3,666
Constellation Brands, Inc., Class A	18	4,215
Costco Wholesale Corp.	116	64,083
Dollar General Corp.	49	5,833
Dollar Tree, Inc.(a)	36	3,999
Estee Lauder Companies, Inc. (The), Class A	42	5,413
General Mills, Inc.	98	6,394
Hershey Co. (The)	30	5,621

See Notes to Financial Statements
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DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Consumer Staples — 6.83% (Continued)
Hormel Foods Corp.	1,667	$54,260
J.M. Smucker Co. (The)	13	1,480
Kellogg Co.	43	2,170
Keurig Dr Pepper, Inc.	202	6,127
Kimberly-Clark Corp.	62	7,418
Kraft Heinz Co. (The)	82	2,580
Kroger Co. (The)	115	5,218
McCormick & Co., Inc.	39	2,492
Mondelez International, Inc., Class A	228	15,095
Monster Beverage Corp.(a)	174	8,891
PepsiCo, Inc.	251	40,983
Philip Morris International, Inc.	287	25,589
Procter & Gamble Co. (The)	419	62,863
Sysco Corp.	81	5,386
Target Corp.	96	10,636
Tyson Foods, Inc., Class A	65	3,013
Walgreens Boots Alliance, Inc.	160	3,373
Wal-Mart Stores, Inc.	257	41,996
WK Kellogg Co(a)	10	100
		476,718
Energy — 4.91%
Baker Hughes Co., Class A	228	7,848
Chevron Corp.	47	6,849
ConocoPhillips	233	27,680
Coterra Energy, Inc.	173	4,758
Devon Energy Corp.	103	4,797
Diamondback Energy, Inc.	38	6,092
Enphase Energy, Inc.(a)	27	2,149
EOG Resources, Inc.	147	18,559
Exxon Mobil Corp.	1,677	177,509
Halliburton Co.	188	7,396
Hess Corp.	62	8,953
Kinder Morgan, Inc.	260	4,212
Marathon Petroleum Corp.	122	18,453
Occidental Petroleum Corp.	134	8,283
ONEOK, Inc.	124	8,085
Phillips 66	85	9,696
Pioneer Natural Resources Co.	52	12,428
SolarEdge Technologies, Inc.(a)	13	987

See Notes to Financial Statements
Annual Report | October 31, 2023	13

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Energy — 4.91% (Continued)
Valero Energy Corp.	47	$5,969
Williams Companies, Inc. (The)	63	2,167
		342,870
Financials — 7.69%
Aflac, Inc.	43	3,359
Allstate Corp. (The)	44	5,638
American Express Co.	99	14,457
American International Group, Inc.	148	9,074
Ameriprise Financial, Inc.	17	5,348
Aon PLC, Class A	31	9,591
Arthur J. Gallagher & Co.	48	11,304
Bank of America Corp.	1,246	32,820
Bank of New York Mellon Corp. (The)	151	6,418
Berkshire Hathaway, Inc., Class B(a)	314	107,178
BlackRock, Inc.	21	12,858
Brown & Brown, Inc.	54	3,749
Capital One Financial Corp.	73	7,394
Cboe Global Markets, Inc.	15	2,458
Charles Schwab Corp. (The)	281	14,622
Chubb Ltd.	75	16,097
Cincinnati Financial Corp.	55	5,482
Citigroup, Inc.	329	12,992
Citizens Financial Group, Inc.	82	1,921
CME Group, Inc.	64	13,661
Discover Financial Services	47	3,858
Everest Re Group, Ltd.	21	8,308
Fifth Third Bancorp	94	2,229
Franklin Resources, Inc.	73	1,664
Goldman Sachs Group, Inc. (The)	61	18,520
Huntington Bancshares, Inc.	227	2,191
Intercontinental Exchange, Inc.	103	11,066
JPMorgan Chase & Co.	536	74,535
KeyCorp	123	1,257
M&T Bank Corp.	24	2,706
Marsh & McLennan Companies, Inc.	94	17,826
MetLife, Inc.	117	7,021
Nasdaq, Inc.	55	2,728
Northern Trust Corp.	35	2,307
PNC Financial Services Group, Inc. (The)	67	7,669

See Notes to Financial Statements
14	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Financials — 7.69% (Continued)
Principal Financial Group, Inc.	32	$2,166
Progressive Corp. (The)	118	18,655
Prudential Financial, Inc.	83	7,590
Raymond James Financial, Inc.	50	4,772
Regions Financial Corp.	80	1,162
State Street Corp.	60	3,878
Synchrony Financial	112	3,142
T. Rowe Price Group, Inc.	58	5,249
Travelers Companies, Inc. (The)	46	7,702
Truist Financial Corp.	288	8,168
U.S. Bancorp	250	7,970
W.R. Berkley Corp.	24	1,618
Willis Towers Watson PLC - ADR	17	4,010
		536,388
Health Care — 12.91%
Abbott Laboratories 242 22,882
AbbVie, Inc.	404	57,037
Agilent Technologies, Inc.	38	3,928
Align Technology, Inc. (a)	17	3,138
AmerisourceBergen Corp.	51	9,443
Amgen, Inc.	96	24,547
Baxter International, Inc.	89	2,886
Becton, Dickinson and Co.	46	11,628
Biogen, Inc.(a)	17	4,038
Bio-Rad Laboratories, Inc., Class A(a)	6	1,652
Bio-Techne Corp.	38	2,076
Boston Scientific Corp.(a)	222	11,364
Bristol-Myers Squibb Co.	418	21,540
Cardinal Health, Inc.	60	5,460
Centene Corp.(a)	187	12,899
Charles River Laboratories International, Inc. (a)	8	1,347
Cigna Corp.	73	22,571
Cooper Companies, Inc. (The)	12	3,741
CVS Health Corp.	259	17,874
Danaher Corp.	190	36,484
DexCom, Inc.(a)	85	7,551
Edwards LifeSciences Corp.(a)	111	7,073
Elevance Health, Inc.	41	18,454
Eli Lilly & Co.	224	124,081

See Notes to Financial Statements
Annual Report | October 31, 2023	15

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Health Care — 12.91% (Continued)
Fortrea Holdings, Inc.(a)	17	$483
GE HealthCare Technologies, Inc.	51	3,395
Gilead Sciences, Inc.	220	17,279
HCA Healthcare, Inc.	44	9,950
Hologic, Inc.(a)	36	2,382
Humana, Inc.	21	10,997
IDEXX Laboratories, Inc.(a)	5	1,997
Illumina, Inc.(a)	24	2,626
Incyte Corp.(a)	68	3,667
Intuitive Surgical, Inc. (a)	63	16,520
IQVIA Holdings, Inc.(a)	26	4,702
Johnson & Johnson	476	70,609
Laboratory Corporation of America Holdings	17	3,395
McKesson Corp.	24	10,929
Medtronic, PLC	224	15,805
Merck & Co., Inc.	452	46,420
Mettler-Toledo International, Inc. (a)	4	3,941
Moderna, Inc.(a)	67	5,089
Molina Healthcare, Inc.(a)	20	6,659
PerkinElmer, Inc.	17	1,408
Pfizer, Inc.	942	28,788
Quest Diagnostics, Inc.	21	2,732
Regeneron Pharmaceuticals, Inc. (a)	18	14,038
ResMed, Inc.	28	3,954
STERIS PLC	18	3,780
Stryker Corp.	56	15,132
Thermo Fisher Scientific, Inc.	103	45,811
UnitedHealth Group, Inc.	133	71,229
Vertex Pharmaceuticals, Inc.(a)	52	18,830
Viatris, Inc.	288	2,563
Waters Corp.(a)	12	2,862
West Pharmaceutical Services, Inc.	16	5,093
Zoetis, Inc., Class A	89	13,973
		900,732
Industrials — 7.34%
3M Co.	130	11,824
Alaska Air Group, Inc.(a)	58	1,835
Allegion PLC	21	2,066
AMETEK, Inc.	52	7,320

See Notes to Financial Statements
16	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Industrials — 7.34% (Continued)
Amphenol Corp., Class A	130	$10,472
Boeing Co. (The)(a)	91	17,001
Carrier Global Corp.	161	7,673
Caterpillar, Inc.	93	21,023
CH Robinson Worldwide, Inc.	40	3,273
Cintas Corp.	14	7,100
CSX Corp.	247	7,373
Cummins, Inc.	36	7,787
Deere & Co.	42	15,345
Delta Air Lines, Inc.	111	3,469
Dover Corp.	23	2,989
Eaton Corp. PLC	57	11,851
Emerson Electric Co.	126	11,210
Expeditors International of Washington, Inc.	65	7,101
Fastenal Co.	165	9,626
FedEx Corp.	43	10,324
General Dynamics Corp.	50	12,066
General Electric, Co.	155	16,838
Honeywell International, Inc.	111	20,341
Huntington Ingalls Industries, Inc.	13	2,858
IDEX Corp.	17	3,254
Illinois Tool Works, Inc.	50	11,206
Ingersoll Rand, Inc.	120	7,282
Jacobs Solutions, Inc.	37	4,932
JB Hunt Transport Services, Inc.	24	4,125
Johnson Controls International PLC	81	3,971
Keysight Technologies, Inc.(a)	39	4,760
L3Harris Technologies, Inc.	55	9,868
Lockheed Martin Corp.	37	16,822
Nordson Corp.	7	1,488
Norfolk Southern Corp.	27	5,151
Northrop Grumman Corp.	22	10,371
Old Dominion Freight Line, Inc.	15	5,650
Otis Worldwide Corp.	86	6,640
PACCAR, Inc.	117	9,656
Parker-Hannifin Corp.	28	10,329
Quanta Services, Inc.	28	4,679
Raytheon Technologies Corp.	269	21,893
Republic Services, Inc.	43	6,385

See Notes to Financial Statements
Annual Report | October 31, 2023	17

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Industrials — 7.34% (Continued)
Robert Half International, Inc.	26	$1,944
Rockwell Automation, Inc.	24	6,307
Rollins, Inc.	74	2,783
Roper Technologies, Inc.	18	8,794
Southwest Airlines Co.	118	2,623
TE Connectivity Ltd.	54	6,364
Teledyne Technologies, Inc.(a)	10	3,746
Trane Technologies PLC	30	5,709
Transdigm Group, Inc.(a)	9	7,453
Trimble, Inc.(a)	52	2,451
Union Pacific Corp.	132	27,404
United Airlines Holdings, Inc.(a)	80	2,801
United Parcel Service, Inc., Class B	142	20,057
United Rentals, Inc.	13	5,282
Veralto Corp(a)	63	4,347
W.W. Grainger, Inc.	9	6,568
Wabtec Corp.	52	5,513
Waste Management, Inc.	77	12,653
Xylem, Inc.	24	2,245
		512,271
Materials — 4.24%
Air Products & Chemicals, Inc.	60	16,945
Albemarle Corp.	18	2,282
Avery Dennison Corp.	28	4,874
Ball Corp.	58	2,793
Celanese Corp.	31	3,550
CF Industries Holdings, Inc.	25	1,995
Corteva, Inc.	58	2,792
Dow, Inc.	149	7,203
Ecolab, Inc.	28	4,697
FMC Corp.	23	1,224
Freeport-McMoRan, Inc.	249	8,411
International Flavors & Fragrances, Inc.	76	5,195
Linde PLC	112	42,801
LyondellBasell Industries N.V., Class A	77	6,948
Martin Marietta Materials, Inc.	12	4,908
Mosaic Co. (The)	45	1,462
Newmont Corp.	155	5,808
Nucor Corp.	58	8,572

See Notes to Financial Statements
18	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Materials — 4.24% (Continued)
Packaging Corporation of America	21	$3,214
PPG Industries, Inc.	44	5,402
Sealed Air Corp.	2,100	64,659
Sherwin-Williams Co. (The)	43	10,243
Vulcan Materials Co.	13	2,554
WestRock Co.	2,147	77,141
		295,673
Real Estate — 1.86%
Alexandria Real Estate Equities, Inc.	46	4,284
American Tower Corp.	82	14,612
AvalonBay Communities, Inc.	23	3,812
Camden Property Trust	17	1,443
CBRE Group, Inc., Class A(a)	91	6,310
Crown Castle International Corp.	72	6,695
Digital Realty Trust, Inc.	58	7,213
Equinix, Inc.	14	10,215
Equity Residential	58	3,209
Essex Property Trust, Inc.	9	1,925
Extra Space Storage, Inc.	24	2,486
Healthpeak Properties, Inc.	102	1,586
Iron Mountain, Inc.	51	3,013
Kimco Realty Corp.	99	1,776
Mid-America Apartment Communities, Inc.	13	1,536
Prologis, Inc.	161	16,220
Public Storage	16	3,819
Realty Income Corp.	172	8,149
SBA Communications Corp., Class A	18	3,755
Simon Property Group, Inc.	57	6,264
UDR, Inc.	64	2,036
Ventas, Inc.	57	2,420
VICI Properties, Inc.	283	7,896
Welltower, Inc.	88	7,358
Weyerhaeuser Co.	72	2,066
		130,098
Technology — 30.43%
Accenture PLC, Class A	118	35,057
Adobe, Inc.(a)	128	68,104
Advanced Micro Devices, Inc.(a)	299	29,452
Akamai Technologies, Inc.(a)	28	2,893

See Notes to Financial Statements
Annual Report | October 31, 2023	19

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Technology — 30.43% (Continued)
Analog Devices, Inc.	86	$13,530
ANSYS, Inc.(a)	14	3,896
Apple, Inc.	2,813	480,376
Applied Materials, Inc.	164	21,705
Arista Networks, Inc.(a)	40	8,015
Autodesk, Inc.(a)	41	8,103
Automatic Data Processing, Inc.	70	15,275
Broadcom, Inc.	109	91,709
Broadridge Financial Solutions, Inc.	28	4,778
Cadence Design Systems, Inc.(a)	49	11,753
CDW Corp.	21	4,208
Cisco Systems, Inc.	5	261
Cognizant Technology Solutions Corp., Class A	85	5,480
Corning, Inc.	143	3,827
EPAM Systems, Inc.(a)	11	2,393
Equifax, Inc.	15	2,544
FactSet Research Systems, Inc.	8	3,455
Fidelity National Information Services, Inc.	130	6,384
Fiserv, Inc.(a)	138	15,698
FleetCor Technologies, Inc.(a)	15	3,378
Fortinet, Inc.(a)	397	22,696
Garmin Ltd.	36	3,691
Gartner, Inc.(a)	17	5,645
Global Payments, Inc.	73	7,754
Hewlett Packard Enterprise Co.	202	3,107
HP, Inc.	171	4,502
Intel Corp.	728	26,572
International Business Machines Corp.	149	21,551
Intuit, Inc.	46	22,768
Jack Henry & Associates, Inc.	14	1,974
KLA Corp.	26	12,212
Lam Research Corp.	24	14,117
MarketAxess Holdings, Inc.	7	1,496
MasterCard, Inc., Class A	202	76,023
Microchip Technology, Inc.	78	5,561
Micron Technology, Inc.	181	12,103
Microsoft Corp.	1,554	525,422
Monolithic Power Systems, Inc.	10	4,417
Moody’s Corp.	28	8,624

See Notes to Financial Statements
20	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Technology — 30.43% (Continued)
Motorola Solutions, Inc.	29	$8,075
MSCI, Inc.	14	6,602
NetApp, Inc.	34	2,475
NortonLifeLock, Inc.	3	50
NVIDIA Corp.	435	177,394
ON Semiconductor Corp.(a)	27	1,691
Oracle Corp.	261	26,987
Paychex, Inc.	47	5,219
Paycom Software, Inc.	9	2,205
PayPal Holdings, Inc.(a)	210	10,879
PTC, Inc.(a)	21	2,949
Qorvo, Inc.(a)	23	2,011
Qualcomm, Inc.	204	22,234
S&P Global, Inc.	96	33,534
Salesforce, Inc.(a)	121	24,300
Seagate Technology PLC	33	2,252
ServiceNow, Inc.(a)	70	40,730
Skyworks Solutions, Inc.	35	3,036
Synopsys, Inc.(a)	26	12,205
Teradyne, Inc.	44	3,664
Texas Instruments, Inc.	164	23,290
Tyler Technologies, Inc.(a)	11	4,102
Visa, Inc., Class A	354	83,224
Zebra Technologies Corp., Class A(a)	12	2,513
		2,124,130
Utilities — 2.09%
AES Corp.	89	1,326
Alliant Energy Corp.	42	2,049
Ameren Corp.	53	4,013
American Electric Power Co., Inc.	93	7,025
American Water Works Co., Inc.	31	3,648
Atmos Energy Corp.	32	3,445
CenterPoint Energy, Inc.	102	2,742
CMS Energy Corp.	56	3,043
Consolidated Edison, Inc.	63	5,531
Constellation Energy Corp.	38	4,291
Dominion Energy, Inc.	141	5,685
DTE Energy Co.	36	3,470
Duke Energy Corp.	145	12,889

See Notes to Financial Statements
Annual Report | October 31, 2023	21

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
COMMON STOCKS — 97.49% (CONTINUED)

Utilities — 2.09% (Continued)
Edison International	90	$5,675
Entergy Corp.	39	3,728
Evergy, Inc.	78	3,833
Eversource Energy	70	3,765
Exelon Corp.	92	3,582
FirstEnergy Corp.	112	3,987
NextEra Energy, Inc.	331	19,297
Nisource, Inc.	58	1,459
NRG Energy, Inc.	133	5,637
Pinnacle West Capital Corp.	49	3,635
Public Service Enterprise Group, Inc.	36	2,219
Sempra Energy	106	7,423
Southern Co. (The)	177	11,912
WEC Energy Group, Inc.	58	4,721
Xcel Energy, Inc.	99	5,868
		145,898

Total Common Stocks (Cost $6,556,013)		6,803,540

RIGHTS — 0.00%(b)
ABIOMED, Inc.	9	—
Total Rights Cost ($—)		—

MONEY MARKET FUNDS — 0.38%
First American Treasury Obligations Fund, Class X, 5.27%(c)	26,293	26,293

Total Money Market Funds (Cost $26,293)		26,293

Total Investments — 97.87% (Cost $6,582,305)		6,829,833
Other Assets in Excess of Liabilities — 2.14%		149,023
NET ASSETS — 100.00%		$6,978,856

(a)	Non-income producing security.

(b)	Security is being fair valued in accordance with the Trust’s fair valuation policies and represents 0.00% of the Fund’s net assets.

(c)	Rate disclosed is the seven day effective yield as of October 31, 2023.

See Notes to Financial Statements
22	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2023

Summary of Investments	% of Net Assets	Fair Value
Common Stocks
Communications	8.17%	$569,986
Consumer Discretionary	11.02%	768,776
Consumer Staples	6.83%	476,718
Energy	4.91%	342,870
Financials	7.69%	536,388
Health Care	12.91%	900,732
Industrials	7.34%	512,271
Materials	4.24%	295,673
Real Estate	1.86%	130,098
Technology	30.43%	2,124,130
Utilities	2.09%	145,898
Rights	0.00%	—
Money Market Funds	0.38%	26,993
Other Assets in Excess of Liabilities	2.14%	149,023
Total	100.00%	$6,978,856

See Notes to Financial Statements
Annual Report | October 31, 2023	23

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 100.88%

Alaska — 2.25%
Valdez, Alaska Marine Terminal Revenue Refunding Bonds, Series 1993 A, 3.95%, 12/1/2033(a)	$1,000,000	$1,000,000

Arizona — 2.25%
Phoenix, Arizona Industrial Development Authority Healthcare Facilities Revenue Bonds, Series 2014 B, 3.95%, 11/15/2052(a)	1,000,000	1,000,000

Colorado — 4.52%
Boulder Larimer & Weld Counties Colorado St. Vrain Valley School District No. RE-1J General Obligation Refunding Bonds, Series 2014 A, 5.00%, 12/15/2023	260,000	260,339
Colorado Springs, Colorado Utilities System Revenue Refunding Bonds, Series 2009 C, 4.09%, 11/1/2028(a)	1,750,000	1,750,000
		2,010,339
Connecticut — 1.57%
Connecticut State Housing Finance Authority Revenue Refunding Bonds, Series 2018 B-3, 4.05%, 11/15/2048(a)	700,000	700,000

District of Columbia — 3.49%
District of Columbia Carnegie Endowment for International Peace Revenue Bonds, Series 2006, 4.08%, 11/1/2045(a)	300,000	300,000
District of Columbia Water & Sewer Authority Public Utilities Revenue Bonds, Series 2014 B-2, 4.14%, 10/1/2050(a)	1,250,000	1,250,000
		1,550,000
Florida — 4.50%
JEA Florida Electric System Revenue Bonds, Series 2008 A-3, 4.08%, 10/1/2036(a)	1,000,000	1,000,000
JEA Florida Water & Sewer System Revenue Bonds, Series 2008 B, 4.07%, 10/1/2041(a)	300,000	300,000
JEA Florida Water & Sewer System Revenue Refunding Bonds, Series 2008 A-2, 4.05%, 10/1/2038(a)	700,000	700,000
		2,000,000

See Notes to Financial Statements
24	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 100.88% (CONTINUED)

Georgia — 2.03%
Atlanta, Georgia Airport Passenger Facility Charge Sub Lien Revenue Refunding Bonds, Series 2014 A, 5.00%, 1/1/2029	$500,000	$500,786
Cherokee County Georgia Development Authority Revenue Bonds, Series 2008, 4.12%, 8/1/2033(a)	400,000	400,000
		900,786
Illinois — 9.43%
Chicago Midway International Airport Second Lien Revenue Bonds, Series 2004 D, 4.05%, 1/1/2035(a)	645,000	645,000
Chicago, Illinois O’Hare International Airport Revenue Senior Lien Revenue Bonds, Series 2017 E, 5.00%, 1/1/2024	250,000	250,389
Illinois Educational Facilities Authority Revenue Bonds, Series 2003 B, 4.05%, 7/1/2033(a)	1,300,000	1,300,000
Illinois State General Obligation Bonds, Series 2017 D, 5.00%, 11/1/2023	2,000,000	2,000,000
		4,195,389
Iowa — 6.75%
Iowa State Finance Authority Single Family Mortgage Revenue Bonds, Series 2016 E, 4.05%, 7/1/2046(a)	1,000,000	1,000,000
Iowa State Finance Authority Single Family Mortgage Revenue Bonds, Series 2017 B, 4.10%, 7/1/2047(a)	2,000,000	2,000,000
		3,000,000
Massachusetts — 2.14%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001 J-2, 3.85%, 7/1/2031(a)	300,000	300,000
Massachusetts State Housing Finance Agency Housing Revenue Bonds, Series 2018 200, 4.10%, 12/1/2048(a)	350,000	350,000
Massachusetts Water Resources Authority Revenue Bonds, Series 2008 E, 4.10%, 8/1/2037(a)	300,000	300,000
		950,000

See Notes to Financial Statements
Annual Report | October 31, 2023	25

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 100.88% (CONTINUED)

Minnesota — 2.70%
Alden-Conger Minnesota Independent School District #242 General Obligation Bonds, Series 2023 B, 5.00%, 9/30/2024	$200,000	$201,053
Hennepin County Minnesota General Obligation Bonds, Series 2018 B, 4.05%, 12/1/2038(a)	1,000,000	1,000,000
		1,201,053
Mississippi — 2.25%
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue Bonds, Series 2009 E, 3.95%, 12/1/2030(a)	1,000,000	1,000,000

Missouri — 0.56%
Missouri Joint Municipal Electric Utility Commission Power Project Revenue Refunding Bonds, Series 2015 A, 5.00%, 12/1/2023	250,000	250,167

New Mexico — 3.94%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Refunding Bonds, Series 2019 A, 4.00%, 11/1/2023	1,150,000	1,150,000
University of New Mexico Subordinate Lien System Improvement Revenue Bonds, Series 2001, 4.05%, 6/1/2026(a)	600,000	600,000
		1,750,000
New York — 14.30%
Battery Park City Authority Junior Revenue Bonds, Series 2019 D-1, 4.05%, 11/1/2038(a)	100,000	100,000
Metropolitan Transportation Authority Revenue Bonds, Series 2005 D-2, 4.00%, 11/1/2035(a)	500,000	500,000
Nassau County New York Industrial Development Agency Civic Facility Refunding and Improvement Revenue Bonds, Series 1999, 3.85%, 1/1/2034(a)	2,000,000	2,000,000
New York City Industrial Development Agency Liberty Revenue Bonds, Series 2007, 4.45%, 10/1/2042(a)	800,000	800,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series 2014 BB, 4.06%, 6/15/2051(a)	1,400,000	1,400,000
New York City Trust for Cultural Resources Revenue Bonds, Series 2009 A, 4.05%, 7/1/2032(a)	150,000	150,000

See Notes to Financial Statements
26	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 100.88% (CONTINUED)

New York — 14.30% (Continued)
New York City Trust for Cultural Resources Revenue Bonds, Series 2006 A-2, 3.85%, 10/1/2036(a)	$200,000	$200,000
New York State Energy Research & Development Authority Facilities Revenue Bonds, Series 2005 A-3, 4.08%, 5/1/2039(a)	300,000	300,000
New York State Urban Development Corporation State Personal Income Tax Revenue Bonds, Series 2013 A-1, 5.00%, 3/15/2043	630,000	631,007
New York, New York General Obligation Bonds, Series 2020 B-3, 4.28%, 10/1/2046(a)	280,000	280,000
		6,361,007
North Carolina — 4.72%
Raleigh, North Carolina Certificates of Participation, Series 2005 B-1, 4.20%, 2/1/2034(a)	1,100,000	1,100,000
Raleigh, North Carolina Limited Obligation Refunding Bonds, Series 2016 A, 4.20%, 6/1/2034(a)	1,000,000	1,000,000
		2,100,000
North Dakota — 2.61%
North Dakota Housing Finance Agency Housing Finance Program Bonds, Series 2017 H, 4.05%, 7/1/2039	1,160,000	1,160,000

Ohio — 3.22%
Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2012 B, 4.40%, 5/1/2036(a)	380,000	380,000
American Municipal Power, Inc. Electric Systems Improvement Revenue Bond Anticipation Notes, Series 2022, 5.25%, 11/29/2023	250,000	250,144
American Municipal Power, Inc. Electric Systems Improvement Revenue Bond Anticipation Notes, Series 2022, 5.00%, 11/30/2023	100,000	100,040
Ohio State University Variable Rate Demand General Receipts Bonds, Series 2014 B-2, 4.00%, 12/1/2039(a)	300,000	300,000
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2016 A, 4.05%, 12/1/2036(a)	400,000	400,000
		1,430,184

See Notes to Financial Statements
Annual Report | October 31, 2023	27

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 100.88% (CONTINUED)

Pennsylvania — 10.97%
Allegheny County Higher Education Building Authority University Revenue Refunding Bonds, Series 2008 A, 4.00%, 12/1/2037(a)	$1,000,000	$1,000,000
Delaware Valley, Pennsylvania Regional Finance Authority Revenue Refunding Bonds, Series 2007 B, 4.08%, 6/1/2042(a)	2,000,000	2,000,000
Pennsylvania Turnpike Commission Turnpike Revenue Refunding Bonds, Series 2020, 4.07%, 12/1/2039(a)	1,000,000	1,000,000
Philadelphia, Pennsylvania General Obligation Bonds, Series 2019 B, 5.00%, 2/1/2024	875,000	876,937
		4,876,937
South Carolina — 1.80%
Columbia, South Carolina Waterworks & Sewer System Revenue Bonds, Series 2009, 4.09%, 2/1/2038(a)	800,000	800,000

Tennessee — 0.51%
Clarksville, Tennessee Public Building Authority Pooled Financing Revenue Bonds, Series 1999, 4.20%, 6/1/2029(a)	225,000	225,000

Texas — 3.68%
Dallas Fort Worth, Texas International Airport Revenue Joint Revenue Refunding Bonds, Series 2013 D, 5.25%, 11/1/2032	390,000	390,000
Fort Bend Independent School District Variable Rate Unlimited Tax School Building Bonds, Series 2022 B, 3.65%, 8/1/2052	1,000,000	994,722
Texas State General Obligation Veterans Bonds, Series 2016, 4.10%, 12/1/2046(a)	250,000	250,000
		1,634,722
Utah — 0.56%
Grand County School District Utah Local Building Authority Lease Revenue Bonds, Series 2019, 5.00%, 12/15/2023	250,000	250,281

Virginia — 4.50%
Fairfax County Virginia Economic Development Authority Revenue Bonds, Series 2003 A, 4.00%, 12/1/2033(a)	500,000	500,000

See Notes to Financial Statements
28	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 100.88% (CONTINUED)

Virginia — 4.50% (Continued)
Fairfax County Virginia Economic Development Authority Revenue Bonds, Series 2003 B, 4.00%, 12/1/2033(a)	$1,150,000	$1,150,000
Fairfax County Virginia Economic Development Authority Revenue Bonds, Series 2007, 4.12%, 6/1/2037(a)	350,000	350,000
		2,000,000
Washington — 1.35%
Washington State Housing Finance Commission Single Family Program Revenue Refunding Bonds, Series 2016, 4.10%, 12/1/2046(a)	600,000	600,000

Wisconsin — 4.28%
Racine, Wisconsin Anticipation Notes, Series 2023, 4.75%, 4/1/2024	1,000,000	1,001,214
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds, Series 2017 C, 4.00%, 5/1/2046(a)	900,000	900,000
		1,901,214
Total Municipal Bonds (Cost $44,852,639)		44,847,079

See Notes to Financial Statements
Annual Report | October 31, 2023	29

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

	Shares	Fair Value
MONEY MARKET FUNDS — 1.00%
Federated Hermes Institutional Tax-Free Cash Trust, Institutional Shares, 3.90%(b)	445,459	$445,459
Total Money Market Funds (Cost $445,459)		445,459
Total Investments — 101.88% (Cost $45,298,098)		45,292,538
Liabilities in Excess of Other Assets (1.88)%		(835,336)
NET ASSETS — 100.00%		$44,457,202

(a)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of October 31, 2023.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2023.

See Notes to Financial Statements
30	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2023

Summary of Investments	% of Net Assets	Fair Value
Municipal Bonds
Alaska	2.25%	$1,000,000
Arizona	2.25%	1,000,000
Colorado	4.52%	2,010,339
Connecticut	1.57%	700,000
District of Columbia	3.49%	1,550,000
Florida	4.50%	2,000,000
Georgia	2.03%	900,786
Illinois	9.43%	4,195,389
Iowa	6.75%	3,000,000
Massachusetts	2.14%	950,000
Minnesota	2.70%	1,201,053
Mississippi	2.25%	1,000,000
Missouri	0.56%	250,167
New Mexico	3.94%	1,750,000
New York	14.30%	6,361,007
North Carolina	4.72%	2,100,000
North Dakota	2.61%	1,160,000
Ohio	3.22%	1,430,184
Pennsylvania	10.97%	4,876,937
South Carolina	1.80%	800,000
Tennessee	0.51%	225,000
Texas	3.68%	1,634,722
Utah	0.56%	250,281
Virginia	4.50%	2,000,000
Washington	1.35%	600,000
Wisconsin	4.28%	1,901,214
Money Market Funds	1.00%	445,459
Liabilities in Excess of Other Assets	-1.88%	(835,336)
Total	100.00%	$44,457,202

See Notes to Financial Statements
Annual Report | October 31, 2023	31

Centaur Mutual Funds Trust
Statements of Assets and Liabilities
October 31, 2023

	DCM/INNOVA	Lebenthal
	High Equity	Ultra Short
	Income Innovation	Tax-Free Income
	Fund	Fund
Assets
Investments in securities, at fair value (cost $6,582,305 and $45,298,098)	$6,829,833	$45,292,538
Foreign currencies, at value (cost $2,085 and $–)	1,856	—
Receivable from Advisor	17,168	29,751
Receivable for fund shares sold	3,260	—
Dividends and interest receivable	7,189	306,680
Tax reclaims receivable	141,189	—
Prepaid expenses	13,013	35,788
Total Assets	7,013,508	45,664,757

Liabilities
Payable for fund shares redeemed	2	18,530
Payable for investments purchased	—	1,126,893
Payable for distributions to shareholders	—	21,355
Accrued 12b-1 fees - Class A Shares	—	41
Payable to Administrator	4,876	8,704
Other accrued expenses	29,774	32,032
Total Liabilities	34,652	1,207,555
Net Assets	$6,978,856	$44,457,202

Net Assets consist of:
Paid-in capital	14,499,933	44,466,872
Accumulated deficit	(7,521,077)	(9,670)
Net Assets	$6,978,856	$44,457,202

See Notes to Financial Statements
32	www.dcmadvisors.com

Centaur Mutual Funds Trust
Statements of Assets and Liabilities
October 31, 2023

	DCM/INNOVA	Lebenthal
	High Equity	Ultra Short
	Income Innovation	Tax-Free Income
	Fund	Fund
Class I Shares:
Net Assets	—	$44,441,642
Shares outstanding (unlimited number of shares authorized, no par value)	—	4,445,121
Net asset value, offering and redemption price per share	—	$10.00

Class A Shares:
Net Assets	—	$15,560
Shares outstanding (unlimited number of shares authorized, no par value)	—	1,556
Net asset value, offering and redemption price per share (a)	—	$10.00
Offering price per share (100%/(100%-0.50% (maximum sales charge)) of net asset value adjusted to the nearest cent)	—	$10.05

Net Assets	$6,978,856	—
Shares outstanding (unlimited number of shares authorized, no par value)	682,080	—
Net asset value, offering and redemption price per share	$10.23	—

(a)	In the case of investments at or above $250,000, a contingent deferred sales charge of up to 0.25% may be charged on shares redeemed within 12 months of purchase if no sales charge on the original purchase and a finder’s fee was paid.

See Notes to Financial Statements
Annual Report | October 31, 2023	33

Centaur Mutual Funds Trust
Statements of Operations
For the year ended October 31, 2023

	DCM/INNOVA	Lebenthal
	High Equity	Ultra Short
	Income Innovation	Tax-Free Income
	Fund	Fund
Investment Income
Dividend income (net of foreign taxes withheld of $3,229 and $–)	$453,061	$50,949
Interest income	—	930,758
Total investment income	453,061	981,707

Expenses
Advisor	59,687	124,486
Fund accounting	33,558	36,061
Legal	29,661	27,472
Registration	24,127	37,864
Audit and tax	21,826	22,827
Transfer agent	17,901	25,878
Compliance	17,375	17,375
Trustee	13,741	13,741
Custodian	11,634	5,000
Pricing	9,819	7,984
Administration	9,596	36,009
Report printing	9,081	15,491
Insurance	5,583	2,225
12b-1 fees - Class A Shares	—	37
Miscellaneous	37,277	21,140
Total expenses	300,866	393,590
Fees contractually waived and expenses reimbursed by Advisor	(181,482)	(248,318)
Fees voluntarily waived and expenses reimbursed by Advisor	—	(82,991)
Net operating expenses	119,384	62,281
Net investment income	333,677	919,426

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on:
Investment securities	(544,327)	(4,178)
Foreign currency transactions	(589)	—
Change in unrealized appreciation (depreciation) on:
Investment securities	823,780	(5,141)
Foreign currency translations	8,697	—
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	287,561	(9,319)
Net increase in net assets resulting from operations	$621,238	$910,107

See Notes to Financial Statements
34	www.dcmadvisors.com

DCM/INNOVA High Equity Income Innovation Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$333,677	$2,472,511
Net realized loss on investment securities and foreign currency transactions	(544,916)	(7,424,483)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translations	832,477	(2,859,190)
Net increase (decrease) in net assets resulting from operations	621,238	(7,811,162)

Distributions to Shareholders from:
Earnings	(308,967)	(2,463,839)
Return of capital	(20,616)	(28,123)
Total distributions	(329,583)	(2,491,962)

Capital Transactions
Proceeds from shares sold	177,729	4,836,157
Reinvestment of distributions	317,564	2,462,225
Amount paid for shares redeemed	(3,640,189)	(24,759,843)
Net decrease in net assets resulting from capital transactions	(3,144,896)	(17,461,461)
Total Decrease in Net Assets	(2,853,241)	(27,764,585)

Net Assets
Beginning of year	9,832,097	37,596,682
End of year	$6,978,856	$9,832,097

Share Transactions
Shares sold	17,619	403,865
Shares issued in reinvestment of distributions	30,114	200,910
Shares redeemed	(361,057)	(2,266,782)
Net decrease in shares outstanding	(313,324)	(1,662,007)

See Notes to Financial Statements
Annual Report | October 31, 2023	35

Lebenthal Ultra Short Tax-Free Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$919,426	$51,405
Net realized loss on investment securities and foreign currency transactions	(4,178)	—
Change in unrealized depreciation on investment securities and foreign currency translations	(5,141)	(3,033)
Net increase in net assets resulting from operations	910,107	48,372

Distributions to Shareholders from:
Earnings
Class I Shares	(919,004)	(51,324)
Class A Shares	(430)	—
Total distributions	(919,434)	(51,324)

Capital Transactions – Class I Shares
Proceeds from shares sold	36,965,521	280,051
Reinvestment of distributions	746,910	50,585
Amount paid for shares redeemed	(1,875,795)	(1,353,600)
Total Class I Shares	35,836,636	(1,022,964)

Capital Transactions – Class A Shares
Proceeds from shares sold	100	400,000
Reinvestment of distributions	430	—
Amount paid for shares redeemed	—	(405,085)
Total Class A Shares	530	(5,085)

Net increase (decrease) in net assets resulting from capital transactions	35,837,166	(1,028,049)
Total Increase (Decrease) in Net Assets	35,827,839	(1,031,001)

Net Assets
Beginning of year	8,629,363	9,660,364
End of year	$44,457,202	$8,629,363

See Notes to Financial Statements
36	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Share Transactions – Class I Shares
Shares sold	3,696,551	27,996
Shares issued in reinvestment of distributions	74,691	5,059
Shares redeemed	(187,579)	(135,360)
Total Class I Shares	3,583,663	(102,305)

Share Transactions – Class A Shares
Shares sold	10	40,120
Shares issued in reinvestment of distributions	43	—
Shares redeemed	—	(40,621)
Total Class A Shares	53	(501)

Net increase (decrease) in shares outstanding	3,583,716	(102,806)

See Notes to Financial Statements
Annual Report | October 31, 2023	37

DCM/INNOVA High Equity Income Innovation Fund
Financial Highlights

For a share outstanding during each year.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019
Selected Per Share Data:
Net asset value, beginning of year	$9.88	$14.15	$11.41	$11.69	$13.01
Investment operations:
Net investment income	0.43	1.21	0.86	0.82	0.17
Net realized and unrealized gain (loss) on investments	0.37	(4.40)	2.71	(0.23)	0.16
Total from investment operations	0.80	(3.19)	3.57	0.59	0.33
Less distributions to shareholders from:
Net investment income	(0.42)	(0.99)	(0.83)	(0.84)	—
Net realized gains	—	(0.08)	—	—	(1.65)
Return of capital	(0.03)	(0.01)	—	(0.03)	—
Total distributions	(0.45)	(1.08)	(0.83)	(0.87)	(1.65)
Net asset value, end of year	$10.23	$9.88	$14.15	$11.41	$11.69
Total Return(a)	8.00%	(23.57)%	31.81%	5.29%	3.21%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$6,979	$9,832	$37,597	$8,214	$10,062
Ratio of gross expenses to average net assets	3.78%	1.89%	2.35%	3.36%	3.15%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.70%
Ratio of net investment income to average net assets	4.19%	8.96%	6.06%	6.81%	1.13%
Portfolio turnover rate	220%	572%	496%	435%	338%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See Notes to Financial Statements
38	www.dcmadvisors.com

Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares
Financial Highlights

For a share outstanding during each period.

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00	$10.00	$10.01	$10.00
Investment operations:
Net investment income	0.30	0.06	0.01	0.04
Net realized and unrealized gain (loss) on investments	—	—	(0.01)	0.01
Total from investment operations	0.30	0.06	—	0.05
Less distributions to shareholders from:
Net investment income	(0.30)	(0.06)	(0.01)	(0.04)
Total distributions	(0.30)	(0.06)	(0.01)	(0.04)
Net asset value, end of period	$10.00	$10.00	$10.00	$10.01
Total Return(b)	3.00%	0.57%	(0.02)%	0.48	% (c)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$44,442	$8,614	$9,640	$9,370
Ratio of gross expenses to average net assets	1.33%	2.96%	3.10%	2.87	% (d)
Ratio of net expenses to average net assets	0.21%	0.22%	0.36%	0.43	% (d)
Ratio of net investment income to average net assets	3.10%	0.55%	0.08%	0.41	% (d)
Portfolio turnover rate	48%	59%	9%	88	% (c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See Notes to Financial Statements
Annual Report | October 31, 2023	39

Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares
Financial Highlights

For a share outstanding during each period.

				For the
	For the	For the	For the	Period
	Year Ended	Year Ended	Year Ended	Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020(a)
Selected Per Share Data:
Net asset value, beginning of period	$10.01	$9.98	$10.01	$10.00
Investment operations:
Net investment income (loss)	0.27	0.06	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	—	(0.03)	— (b)	0.01
Total from investment operations	0.27	0.03	(0.03)	0.03
Less distributions to shareholders from:
Net investment income	(0.28)	—	—	(0.02)
Total distributions	(0.28)	—	—	(0.02)
Net asset value, end of period	$10.00	$10.01	$9.98	$10.01
Total Return(c)	2.75%	0.30%	(0.30)%	0.35	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$16	$15	$20	$45
Ratio of gross expenses to average net assets	1.91%	3.22%	3.35%	3.12	% (e)
Ratio of net expenses to average net assets	0.46%	0.47%	0.61%	0.68	% (e)
Ratio of net investment income (loss) to average net assets	2.71%	0.05%	(0.16)%	0.12	% (e)
Portfolio turnover rate	48%	59%	9%	88	% (d)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements
40	www.dcmadvisors.com

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

NOTE 1. ORGANIZATION

The DCM/INNOVA High Equity Income Innovation Fund (formerly known as the DCM/ INNOVA High Dividend Income Innovation Fund) (the “DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) (each a “Fund” and, collectively the “Funds”), are each organized as diversified series of the Centaur Mutual Funds Trust (the “Trust”). The DCM/INNOVA Fund commenced operations on March 16, 2005 and was formally known as the Centaur Total Return Fund. The Lebenthal Fund commenced operations on December 30, 2019. The Trust is an open ended-management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The investment objective of the DCM/INNOVA Fund is to seek maximum total return through a combination of capital appreciation and current income. The investment objective of the Lebenthal Fund is to seek a high level of current income exempt from federal income tax consistent with relative stability of principal. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax.

The Lebenthal Fund currently offers two classes of shares; Class A Shares and Class I Shares. Each class of shares represents an interest in the Lebenthal Fund, has the same rights and is identical in all material respects, except that the classes bear different (or no) levels of sales loads and different expenses, certain class specific expenses will be borne solely by the class to which such expenses are attributable, and each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Class A Shares are subject to a front-end sales charge of 0.50% which is waived for purchases of $250,000 or greater. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Annual Report | October 31, 2023	41

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern Time. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are readily available, fixed income securities will be valued based on prices provided by independent third-party pricing service. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. The prices provided by the independent third-party pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the normal pricing procedures are valued at fair value as determined by DCM Advisor’s, LLC, as the Funds’ valuation designee, in accordance with policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Trust’s normal pricing procedures.

42	www.dcmadvisors.com

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –	other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended October 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

Annual Report | October 31, 2023	43

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of October 31, 2023.

DCM/INNOVA Fund
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Assets
Common Stocks(a)	$6,803,540	$—	$—		$6,803,540
Rights	—	—	—	(b)	—
Money Market Funds	26,293	—	—		26,293
Total	$6,829,833	$—	$—		$6,829,833

Lebenthal Fund
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Assets
Municipal Bonds	$—	$44,847,079	$—		$44,847,079
Money Market Funds	445,459	—	—		445,459
Total	$445,459	$44,847,079	$—		$45,292,538

(a)	Refer to Schedule of Investments for sector/industry classification.

(b)	The value rounds to less than $0.

The DCM/INNOVA Fund held a $0 value security at the end of the reporting period which was valued as Level 3. The Funds did not hold any other investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Municipal Securities Risk

The Lebenthal Fund invests primarily in municipal securities. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. The Lebenthal Fund could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

44	www.dcmadvisors.com

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

Sector Focus Risk

While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries. As of October 31, 2023, the Fund had 30.43% of the value of its net assets invested in stocks within the Technology sector.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The DCM/INNOVA Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Annual Report | October 31, 2023	45

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

Expenses

Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all series in the Trust in relation to net assets of each Fund or another reasonable allocation method. Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

Dividend Distributions

Dividends from net investment income are generally declared and paid monthly or quarterly for the DCM/INNOVA Fund. Dividends from net investment income are generally declared daily and paid monthly for the Lebenthal Fund. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Federal Income Taxes

As of and during the fiscal year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor for the Funds. The Advisor serves in the capacity of investment advisor to each Fund pursuant to an investment advisory agreement with the Trust on behalf of the respective Fund. The Advisor receives monthly compensation based on each Fund’s average daily net assets at the annual rate of 0.75% for the DCM/INNOVA Fund and 0.42% for the Lebenthal Fund. For the fiscal

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Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

year ended October 31, 2023, the Advisor earned fees of $59,687 and $124,486 from the DCM/ INNOVA Fund and the Lebenthal Fund, respectively. At October 31, 2023, the Advisor owed $17,168 and $29,751 to the DCM/INNOVA Fund and Lebenthal Fund, respectively, pursuant to the expense limitation agreements described below.

The Advisor has entered into Expense Limitation Agreements with the DCM/INNOVA Fund and the Lebenthal Fund under which the Advisor has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/ INNOVA Fund through July 31, 2024 and not more than 0.49% of the average daily net assets of the Lebenthal Fund through July 31, 2024. For the fiscal year ended October 31, 2023, the Advisor waived fees and reimbursed expenses of $181,482 and $248,318 for the DCM/INNOVA Fund and Lebenthal Fund, respectively. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board.

In addition to the expense limitations previously noted, effective June 25, 2020 and thereafter, the Advisor has agreed to a voluntarily waiver of investment advisory fees in the total amount of twenty eight basis points (0.28%) of the Lebenthal Fund’s average daily net assets. The Advisor is not entitled to the reimbursement of any fees voluntarily waived or expenses reimbursed. During the fiscal year ended October 31, 2023, the Advisor voluntarily waived fees of $82,991 for the Lebenthal Fund.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting and transfer agency services to the Funds. The Funds pay the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Funds pay out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

Annual Report | October 31, 2023	47

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts as an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Trust are employees of the Administrator and the Distributor.

NOTE 4. DISTRIBUTION PLAN AND FEES

The Trust, with respect to the Lebenthal Fund, has adopted a Distribution Plan (the “Plan”) for its Class A Shares in accordance with Rule 12b-1 under the 1940 Act. The Plan allows the Fund to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Lebenthal Fund and who may be advising investors regarding the purchase, sale or retention of the Lebenthal Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Lebenthal Fund shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to the Class A Shares. For the fiscal year ended October 31, 2023, the Class A Shares incurred 12b-1 fees of $37. As of October 31, 2023 the Lebenthal Fund owed the Distributor $41

NOTE 5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2023, purchases and sales of investment securities, other than short-term investments, were as follows:

	Purchases	Sales
DCM/INNOVA Fund	$17,228,088	$20,359,346
Lebenthal Fund	43,428,595	12,075,000

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Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2023.

NOTE 6. FEDERAL TAX INFORMATION

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Funds’ tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax years ends and the interim tax period since then, as applicable), and has determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

At October 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	DCM/INNOVA	Lebenthal
	Fund	Fund
Gross Unrealized Appreciation	$771,201	$947
Gross Unrealized Depreciation	(947,319)	(6,507)
Net Unrealized Appreciation	$(176,118)	$(5,560)
Cost of Investments for Income Tax Purposes	$7,005,951	$45,292,538

The tax character of distributions paid for the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	DCM/INNOVA		Lebenthal
	Fund		Fund
	2023	2022	2023	2022
Distributions paid from:
Ordinary Income	$308,967	$2,263,603	$47,841	$1,578
Tax Exempt Income	—	—	871,769	49,570
Long-Term Capital Gains	—	200,236	—	—
Return of Capital	20,616	28,123	—	—
Total distributions paid	$329,583	$2,491,962	$916,610	$51,148

Annual Report | October 31, 2023	49

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

At October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	DCM/INNOVA	Lebenthal
	Fund	Fund
Undistributed Tax Exempt Income	$—	$73
Accumulated Capital Losses	(7,341,383)	(4,183)
Net Unrealized Depreciation	(179,694)	(5,560)
Total Distributable Earnings	$(7,521,078)	$(9,670)

As of October 31, 2023, the DCM/INNOVA Fund and the Lebenthal Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $7,206,875 and $4,183, respectively, and the DCM/INNOVA Fund had long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $134,508.

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder.

DCM/INNOVA
Fund
Paid-in Capital	$(10,395)
Accumulated earnings	10,395

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. TRUSTEE COMPENSATION

As of October 31, 2023, there were two Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a fee of $20,000 each year plus $500 per series of the

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Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2023

Trust per meeting. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

NOTE 9. REGULATORY UPDATES

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds: Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and exchange-traded funds to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure except as noted below.

Effective the close of business on November 3, 2023, the DCM/INNOVA Fund acquired all of the assets and liabilities of the Ziegler FAMCO Hedged Equity Fund (the “Ziegler Fund”), a series of Trust for Advised Portfolios, in a tax-free merger. Pursuant to the terms of the agreement governing the merger, each share of the Ziegler Fund was converted into an equivalent dollar amount of shares of the DCM/INNOVA Fund, based on the net asset value of the DCM/ INNOVA Fund and the Ziegler Fund as of November 3, 2023. Also effective November 3, 2023, the Advisor contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the DCM/INNOVA Fund and to assume other expenses of the DCM/ INNOVA Fund, if necessary, in an amount that limits the DCM/INNOVA Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the DCM/INNOVA Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses”, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended) to not more than 0.70% of the average daily net assets of the DCM/INNOVA Fund for a two-year period until November 2, 2025.

Annual Report | October 31, 2023	51

Centaur Mutual Funds Trust
Report of Independent Registered Public Accounting Firm
October 31, 2023

To the Board of Trustees of Centaur Mutual Funds Trust
And the Shareholders of:
DCM/INNOVA High Equity Income Innovation Fund and
Lebenthal Ultra Short Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of DCM/ INNOVA High Equity Income Innovation Fund and Lebenthal Ultra Short Tax-Free Income Fund, each a series of shares of beneficial interest in Centaur Mutual Funds Trust (collectively the “Funds”), including the schedules of investments as of October 31, 2023, and the related statements of operations, and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statements of changes in net assets for the year ended October 31, 2022 and the financial highlights for each of the years in the four-year period ended October 31, 2022 for DCM/INNOVA High Equity Income Innovation Fund, and each of the years in the two-year period ended October 31, 2022 and for the period from December 20, 2019 (commencement of operations) through October 31, 2020 for Lebenthal Ultra Short Tax-Free Income Fund were audited by another independent registered public accounting firm whose report, dated December 23, 2022, expressed an unqualified opinion on those statements of changes in net assets and financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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Centaur Mutual Funds Trust
Report of Independent Registered Public Accounting Firm
October 31, 2023

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the auditor for DCM/INNOVA High Equity Income Innovation Fund and Lebenthal Ultra Short Tax-Free Income Fund’s auditor since 2023. We have served as the auditor for Copley Fund or its predecessor, which became managed by the Centaur Mutual Funds Trust in December 2022, since 2010.

EISNERAMPER LLP
New York, New York
December 28, 2023

Annual Report | October 31, 2023	53

Centaur Mutual Funds Trust
Summary of Fund Expenses
October 31, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table for each Fund class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each Fund class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

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Centaur Mutual Funds Trust
Summary of Fund Expenses
October 31, 2023 (Unaudited)

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	May 1, 2023	October 31, 2023	Period(a)	Ratio
DCM/INNOVA Fund
Actual	$1,000.00	$1,005.10	$7.58	1.50%
Hypothetical(b)	$1,000.00	$1,017.64	$7.63	1.50%
Lebenthal Fund - Class A Shares
Actual	$1,000.00	$1,015.40	$2.31	0.46%
Hypothetical(b)	$1,000.00	$1,022.91	$2.32	0.46%
Lebenthal Fund - Class I Shares
Actual	$1,000.00	$1,016.60	$1.07	0.21%
Hypothetical(b)	$1,000.00	$1,024.15	$1.07	0.21%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Annual Report | October 31, 2023	55

Centaur Mutual Funds Trust
Additional Information
October 31, 2023 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

Both (i) a description of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, by calling the Trust at 1-888-484-5766, or on the on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at www.sec.gov and on the Funds’ website at www.dcmadvisors.com.

TAX INFORMATION

The Form 1099-DIV you receive in January 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Qualified Dividend Income	100%	0%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Qualified Business Income	0%	0%

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Centaur Mutual Funds Trust
Additional Information
October 31, 2023 (Unaudited)

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2023 ordinary income dividends, the following percentage qualifies for the corporate dividends received deductions.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Dividends Received Deduction	100%	0%

The Lebenthal Fund designated tax-exempt distributions in the amount of $871,769 for the fiscal year ended October 31, 2023.

Annual Report | October 31, 2023	57

Centaur Mutual Funds Trust
Change in Independent Registered Public Accounting Firm (Unaudited)

Effective March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the DCM/INNOVA High Equity Income Fund and the Lebenthal Ultra Short Tax-Free Income Fund (collectively, the “Funds”), each a series of Centaur Mutual Funds Trust, as a result of Cohen & Company, Ltd.’s acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal years ended October 31, 2022 and October 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During such fiscal years, and during the subsequent interim period through March 13, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Effective April 26, 2023, the Committee of Independent Trustees of the Board of Trustees and the Board of Trustees approved the appointment of EisnerAmper LLP (“EisnerAmper”) as the Funds’ independent registered public accounting firm for the fiscal year ended October 31, 2023.

During the fiscal years ended October 31, 2022 and October 31, 2021, and during the subsequent interim period through March 13, 2023, neither the registrant, nor anyone acting on its behalf, consulted with EisnerAmper on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

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Centaur Mutual Funds Trust
Liquidity Risk Management Program
October 31, 2023 (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator, who is the Chief Compliance Officer of the Funds’ Advisor, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Liquidity Administrator maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 27, 2023. During the review period, June 1, 2022 through May 31, 2023 (the “Review Period”), neither of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program is reasonably designed to prevent violation of the Liquidity Rule and (ii) the Program has been effectively implemented.

Annual Report | October 31, 2023	59

Centaur Mutual Funds Trust
Trustees and Officers
October 31, 2023 (Unaudited)

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (Born 1953)	Trustee and Chairman	Since 3/2009	Retired, Private Investor	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its eight series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp: Member of Board of Directors of Investors Title Company
Thomas G. Douglass (Born 1956)	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	3	Independent Trustee of WST Investment Trust for its one series (a registered investment company)

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Centaur Mutual Funds Trust
Trustees and Officers
October 31, 2023 (Unaudited)

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
OFFICERS
Glenn Grossman (Born 1963)	President (Principal Executive Officer)	Since 12/2023	Chief Executive Officer of DCM Advisors, LLC and Managing Member of Dinosaur Group Holdings, LLC	3	None
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).	N/A	N/A
Kevin Patton (Born 1970)	Chief Compliance Officer	Since 7/2023	Vice President, Compliance Officer, Ultimus Fund Solutions LLC (since June 2023); Outsourced Chief Compliance Officer, Dinsmore Compliance Services (January 2023 to June 2023); Senior Principal Consultant, ACA Group (April 2022 to January 2023), Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (January 2020 to April 2022; Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020)	N/A	N/A
Paul F. Leone (Born 1963)	Secretary	Since 9/2020	Vice President, Senior Legal Counsel; Ultimus Fund Solutions, LLC (since August 2020); Attorney, Leone Law Office P.C. (August 2019 to August 2020); Senior Counsel, Empower Retirement (May 2015 to July 2019).	N/A	N/A

Annual Report | October 31, 2023	61

Rev: September 2020

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances and account transactions

● Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes —such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-888-484-5766

62	www.dcmadvisors.com

CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust DCM/INNOVA High Equity Income Innovation Fund Lebenthal Ultra Short Tax-Free Income Fund
WHAT WE DO
How do the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How do the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

●   open an account or give us your account information

●   make deposits or withdrawals from our account

●   pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●   sharing for affiliates’ everyday business purposes – information about your creditworthiness

●   affiliates from using your information to market to you

●   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●   DCM Advisors, LLC, an affiliate of Dinosaur Group Holdings, LLC, is the investment advisor to the Funds and is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●   The Centaur Mutual Funds Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

Annual Report | October 31, 2023	63

Centaur-AR-23

The Funds are distributed by Ultimus Fund Distributors, LLC.

COPLEY FUND

ANNUAL REPORT

October 31, 2023

Management Discussion of Fund Performance – (Unaudited)

Over the fiscal period March 1, 2023 through October 31, 2023, the Copley Fund (the “Fund”) underperformed compared to its benchmark the S&P 500® Index. The Fund returned 1.92% versus 6.75% for the S&P 500® Index. For the year ended October 31, 2023, the Fund returned 4.14% versus 10.14% for the S&P 500® Index. The Fund transitioned to a long-term value-oriented process in December 2022, which resulted in an increase of financials holdings both absolutely and relative to the S&P 500® Index. Financials were the second worst performing sector in the S&P 500® Index and the Fund’s overweight had a negative short-term impact on relative returns. On the flipside, the Fund’s holdings in the technology sector are underweight compared to the benchmark, which also negatively impacted relative results. We are constructive on the financials holdings, and believe they are the most undervalued securities in the Fund’s portfolio.

For the three-month period ended October 31, 2023, the Fund outperformed the S&P 500® Index on a net asset level basis. As the market environment was negative during the period, the tax accrual was lowered due to a decline in unrealized gains. Underlying investment performance was largely in-line with the benchmark.

Relative investment performance benefitted from the Fund’s holdings in the energy sector, where positions in the refinery sector outperformed their sector counterparts in the benchmark. Holdings in the consumer discretionary and financials sectors negatively impacted performance. The Fund’s largest holding in the consumer discretionary sector, Restoration Hardware, the high-end furniture retailer, declined by over 40% in the quarter, as higher interest rates and slowing housing transactions have negatively impacted their business. We remain constructive on the company as housing turnover normalizes and added to the Fund’s position during the investment period.

Investment activity increased during the period as the fund experienced positive fund flows. We re-initiated a position in CVS Health Corp. after selling the position earlier this year for tax-planning purposes and increased the Fund’s holdings in the health care, industrials, and communications sectors. While inflation has moderated to just under 4%, it is still above the Fed’s mandate, which may require additional rate increases, further stifling economic activity. In contrast, fiscal policy is still quite simulative with a budget deficit exceeding $2 trillion, with higher interest costs taking up a larger part of the annual budget. Recent bond auctions have been sloppy at best and the “bond vigilante” term has resurfaced as the US deficit approaches 6% of GDP. While we do not know how long this dichotomy will exist, it leads us to believe that rates will be higher for longer.

The US economy has stayed resilient in the face of higher rates, offset by stimulation from the federal government. Soft landing scenarios have become more mainstream, but we still believe that economic activity will be negatively impacted by the Fed’s actions. Growing geo-political risk is something that we are keeping a close eye on.

We believe the Fund is well positioned for most economic environments and our investment time horizon is over full economic cycles. While short-term performance could be negatively impacted during a recession (especially for the Fund’s financial holdings), several of the largest positions have underappreciated idiosyncratic drivers. For example, the Fund’s largest holding in Microsoft Corp. could do well even in a recession as its cloud growth reaccelerates. Furthermore, the Fund’s focus on long-term results allows us to not make knee-jerk reactions to short-term phenomena.

Peer performance remains strong with fund ranking in the top decile year to date.

Management Discussion of Fund Performance – (Unaudited) (continued)

Jim Mulvey

Portfolio Manager

Important Disclosures (Unaudited)

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-484-5766.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at https://www.dcmadvisors.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Management Discussion of Fund Performance seeks to describe some of the investment advisor’s current opinions and views of the financial markets. Although the investment advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Management Discussion of Fund Performance were held during the period covered by this annual report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held by the Fund as of October 31, 2023, please see the Schedule of Investments section of this annual report. The opinions of DCM Advisors, LLC with respect to those securities may change at any time.

Statements in the Management Discussion of Fund Performance that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Investment Results (Unaudited)

Average Annual Total Return(a) as of October 31, 2023

	Eight Months	One Year	Five Years	Ten Years
Copley Fund	1.92%	4.14%	5.88%	8.45%
S&P 500® Index(b)	6.75%	10.14%	11.01%	11.18%

Total annual operating expenses, as disclosed in the Copley Fund’s (the “Fund”) prospectus dated June 28, 2023, were 1.06% of average daily net assets. Additional information pertaining to the Fund’s expense ratios (not including acquired fund fees and expenses) as of October 31, 2023 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Copley Fund (the “Fund”) distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-484-5766.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(b)	S&P 500® Index is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States. It is one of the most commonly followed equity indices.

An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. The Copley Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at https://www.dcmadvisors.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Copley Fund and the S&P 500® Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on October 31, 2013 and held through October 31, 2023. The S&P 500® Index is a stock market index tracking the performance of 500 large companies listed on stock exchanges in the United States. It is one of the most commonly followed equity indices. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-484-5766. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The returns shown are based on the net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Copley Fund Holdings as of October 31, 2023.*

*	As a percentage of net assets.

The investment objective of the Copley Fund (the “Fund”) is to seek growth of capital.

Portfolio holdings are subject to change.

Availability of Portfolio Schedule (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov or on the Fund’s website at https://www.dcmadvisors.com.

Copley Fund
Schedule of Investments
October 31, 2023

COMMON STOCKS — 94.61%	Shares	Fair Value
Communications — 25.33%
Alphabet, Inc., Class A(a)	23,210	$2,879,897
AT&T, Inc.	115,600	1,780,240
Booking Holdings, Inc.(a)	400	1,115,824
Comcast Corp., Class A	93,700	3,868,873
Liberty Broadband Corp. - Series C(a)	10,470	872,256
Liberty Live Group - Series C(a)	12,517	398,917
Liberty Media Corp-Liberty SiriusXM(a)	50,070	1,229,219
Meta Platforms, Inc., Class A(a)	14,400	4,338,287
Netflix, Inc.(a)	7,560	3,112,376
Walt Disney Co. (The)(a)	47,230	3,853,496
		23,449,385
Consumer Discretionary — 3.92%
McDonald’s Corp.	6,730	1,764,404
RH(a)	8,545	1,862,468
		3,626,872
Consumer Staples — 3.49%
PepsiCo, Inc.	7,850	1,281,747
Philip Morris International, Inc.	12,330	1,099,343
Procter & Gamble Co. (The)	5,650	847,670
		3,228,760
Energy — 6.45%
ConocoPhillips	10,900	1,294,920
Marathon Petroleum Corp.	21,790	3,295,737
Phillips 66	12,070	1,376,825
		5,967,482
Financials — 25.79%
American Express Co.	17,600	2,570,128
American International Group, Inc.	63,300	3,880,923
Bank of America Corp.	110,900	2,921,105
Berkshire Hathaway, Inc., Class B(a)	8,760	2,990,051
Goldman Sachs Group, Inc. (The)	9,560	2,902,512
JPMorgan Chase & Co.	16,580	2,305,615
Morgan Stanley	39,150	2,772,603
U.S. Bancorp	27,220	867,774
Wells Fargo & Co.	66,950	2,662,602
		23,873,313
Health Care — 7.40%
AbbVie, Inc.	17,000	2,400,059
CVS Health Corp.	35,970	2,482,290
Pfizer, Inc.	64,560	1,972,954
		6,855,303
Industrials — 5.84%
Boeing Co. (The)(a)	7,945	1,484,285
CSX Corp.	65,220	1,946,817
Raytheon Technologies Corp.	24,310	1,978,591
		5,409,693

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Schedule of Investments (continued)
October 31, 2023

COMMON STOCKS — 94.61% - continued	Shares	Fair Value
Technology — 16.39%
Apple, Inc.	33,180	$5,666,149
Microsoft Corp.	18,350	6,204,318
Oracle Corp.	32,000	3,308,800
		15,179,267

Total Common Stocks (Cost $82,793,223)		87,590,075

MONEY MARKET FUNDS - 2.30%
Federated Hermes Treasury Obligations Fund, Institutional Shares, 5.22%(b)	2,130,751	2,130,751

Total Money Market Funds (Cost $2,130,751)		2,130,751
Total Investments — 96.91% (Cost $84,923,974)		89,720,826
Other Assets in Excess of Liabilities — 3.09%		2,865,118
NET ASSETS — 100.00%		$92,585,944

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2023.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statement of Assets and Liabilities
October 31, 2023

Assets
Investments in securities, at fair value (cost $84,923,974)	$89,720,826
Receivable for fund shares sold	3,492,007
Dividends and interest receivable	141,741
Taxes receivable	451,618
Prepaid expenses	9,344
Total Assets	93,815,536

Liabilities
Payable for fund shares redeemed	16,917
Payable to Advisor	48,792
Payable to affiliates	11,054
Deferred income taxes, net	1,058,275
Other accrued expenses	94,554
Total Liabilities	1,229,592
Net Assets	$92,585,944

Net Assets consist of:
Paid-in capital	670,988
Accumulated earnings	91,914,956
Net Assets	$92,585,944
Shares outstanding (unlimited number of shares authorized, no par value)	670,988
Net asset value per share	$137.98

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statement of Operations

	For the
	Eight Months	For the
	Ended	Year Ended
	October 31,	February 28,
	2023(a)	2023
Investment Income
Dividend income (net of foreign taxes withheld of $4,704 and $30,529)	$1,103,077	$1,601,179
Interest income	43,760	15,294
Total investment income	1,146,837	1,616,473

Expenses
Advisor	366,045	573,834
Audit and tax	120,249	99,849
Administration	39,917	21,951
Fund accounting	26,937	96,468
Report printing	23,030	61,871
Transfer agent	17,426	7,617
Professional fees	12,070	97,250
Insurance	11,763	3,928
Legal	11,436	121,428
Trustee	11,333	8,033
Custodian	2,905	16,441
Registration	1,403	8,310
Pricing	—	358
Miscellaneous	10,089	21,691
Total expenses	654,603	1,139,029
Fees waived by Former Advisor	—	(45,205)
Total operating expenses	654,603	1,093,824
Net investment income before tax benefit	492,234	522,649
Tax Benefit	—	(298,262)
Net Investment Income	492,234	820,911

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss from investment securities and foreign currency translations, net deferred tax benefit of $22,779 and $353,998	(85,694)	(1,331,709)
Net change in unrealized appreciation (depreciation) of investments, including deferred income tax expense of $316,056 and $1,037,382	1,188,982	(3,902,530)
Net realized and change in unrealized gain (loss) on investments	1,103,288	(5,234,239)
Net increase in net assets resulting from operations	$1,595,522	$(4,413,328)

(a)	The Fund changed its fiscal year to October 31.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Statements of Changes in Net Assets

	For the Eight
	Months Ended	For the Year	For the Year
	October 31,	Ended February	Ended February
	2023(a)	28, 2023	28, 2022
Increase (Decrease) in Net Assets due to:
Operations
Net investment income, net of income tax (benefit)/expense	$492,234	$820,911	$362,384
Net realized gain (loss) on investment transactions, net of income tax expense/(benefit)	(85,694)	(1,331,709)	10,553,429
Net change in unrealized appreciation (depreciation) of investments, including deferred income tax expense/(benefit)	1,188,982	(3,902,530)	(5,885,086)
Net increase (decrease) in net assets resulting from operations	1,595,522	(4,413,328)	5,030,727

Capital Transactions
Proceeds from shares sold	11,635,644	693,169	912,547
Amount paid for shares redeemed	(2,929,077)	(5,609,007)	(9,372,344)
Net increase (decrease) in net assets resulting from capital transactions	8,706,567	(4,915,838)	(8,459,797)
Total Increase (Decrease) in Net Assets	10,302,089	(9,329,166)	(3,429,070)

Net Assets
Beginning of period/year	$82,283,855	$91,613,021	$95,042,091
End of period/year	$92,585,944	$82,283,855	$91,613,021

Share Transactions
Shares sold	84,169	5,107	6,264
Shares redeemed	(20,984)	(42,629)	(65,366)
Net increase (decrease) in shares outstanding	63,185	(37,522)	(59,102)

(a)	The Fund changed its fiscal year to October 31.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Financial Highlights
(For a share outstanding during each period/year)

	For the Period Ended October 31, 2023*		For the Year Ended February 28, 2023	For the Year Ended February 28, 2022	For the Year Ended February 28, 2021	For the Year Ended February 29, 2020(a)		For the Year Ended February 28, 2019(a)
Selected Per Share Data:
Net asset value, beginning of period/year	$135.38		$141.96	$134.92	$117.91	$110.58		$97.69
Investment operations:
Net investment income(b)	0.82		1.35	0.55	3.16	3.26		2.59
Net realized and unrealized gain (loss) on investments	1.78		(7.93)	6.49	13.85	4.07		10.30
Total from investment operations	2.60		(6.58)	7.04	17.01	7.33		12.89
Net asset value, end of period/year	$137.98		$135.38	$141.96	$134.92	$117.91		$110.58

Total Return(c)	1.92	% (d)	(4.64%)	5.22%	14.43%	6.63%		13.19%

Ratios and Supplemental Data:
Net assets, end of period/year (000 omitted)	$92,586		$82,284	$91,613	$95,042	$94,121		$96,882
Ratio of total expenses, including net current and deferred taxes, to average net assets(e)	1.69	% (f)	(0.65)%	2.43%	3.50%	1.81	% (g)	3.43%
Ratio of net investment and operating income (loss), including current and deferred taxes, to average net assets	0.35	% (f)	2.57%	(0.98)%	5.36%	2.02	% (g)	0.78%
Ratio of total expenses, including net current and deferred taxes, to average net assets(e)	1.69	% (f)	(0.71)%	2.36%	3.48%	1.81	% (g)	3.43%
Ratio of net investment and operating income (loss) to average net assets	0.35	% (f)	2.63%	(0.92)%	5.38%	2.02	% (g)	0.78%
Portfolio turnover rate	3.54	% (d)	156.15%	111.25%	119.33%	24.64%		—%

*	The Fund changed its fiscal year to October 31.

(a)	Net asset values, net investment income per share, total returns and ratios of total expenses and net investment and operating income (loss) have been restated on an “as-if” basis. See Note 6 in the Notes to Financial Statements.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.

(d)	Not annualized.

(e)	Includes operating expenses from the operating division and subsidiary of $31,995 and $17,572, for fiscal years ending 2020 and 2019, respectively.

(f)	Annualized.

(g)	Includes advisory fees reimbursed to the Fund and included in investment advisory fees, net.

See accompanying notes which are an integral part of these financial statements.

Copley Fund
Notes to the Financial Statements
October 31, 2023

NOTE 1. ORGANIZATION

The Copley Fund (the “Fund”) is organized as a separate, diversified series of the Centaur Mutual Funds Trust (the “Trust”). The Fund, which is the successor of Copley Fund, Inc. (the “Predecessor Fund”), assumed the assets and liabilities of the Predecessor Fund (the “Reorganization”) and continued operations as of December 1, 2022. The Trust is an open-ended management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The Fund’s investment objective is to seek growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Regulatory Update

Tailored Shareholder Repots for Mutual Funds and Exchange-Traded Funds - Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and exchange traded funds to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Investment Valuation

The Fund’s investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2023

Eastern Time. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined by DCM Advisors, LLC (the “Advisor”), as the Fund’s valuation designee, in accordance with policies approved by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Trust’s normal pricing procedures.

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized Level 3.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2023

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal period ended October 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$87,590,075	$—	$—	$87,590,075
Money Market Funds	2,130,751	—	—	2,130,751
Total	$89,720,826	$—	$—	$89,720,826

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Purchases and Sales of Investment Securities

For the fiscal period ended October 31, 2023, purchases and sales of investment securities, other than short-term investments, were $7,730,556 and $2,971,358, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal period ended October 31, 2023.

Expenses

Expenses incurred by the Trust that do not relate to the Fund are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2023

Dividends and Distributions

Net investment income and net realized gains are not distributed, but rather are accumulated with the Fund and used to pay expenses, to effect redemptions, to make additional investments or held in cash as a reserve.

Federal Income Taxes

The Fund files tax returns as a regular corporation and accordingly the financial statements include provisions for current and deferred income taxes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Delaware. The Fund recognizes interest and penalties, if any, related to income taxes as income tax expense on the Statement of Operations.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor to the Fund. The Advisor serves in the capacity of investment advisor to the Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Advisor receives monthly compensation based on the Fund’s average daily net assets at an annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any net assets exceeding $500 million.

For the fiscal period ended October 31, 2023, the fee for investment advisory services totaled $366,045.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, and transfer agency services to the Fund. The Fund pays the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and the cost of pricing its portfolio securities.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2023

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts as an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Trust are employees of the Administrator and the Distributor.

NOTE 4. FEDERAL TAX INFORMATION

At October 31, 2023, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost, net of $2,035,201 tax effect	$7,656,232
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value, net of $1,027,862 tax effect	(3,866,719)
Net unrealized appreciation on investments	$3,789,513
Tax cost of investments	$84,923,974

The Federal income tax provision (benefit) is summarized as follows:

2023
Current:
Federal(a)	$(22,779)
Deferred*:
Federal	316,059

*	Net deferred income tax expense relates to net unrealized appreciation of investments, realized losses and net investment loss including the dividends received deduction (“DRD”).

The difference between the effective tax rate of 15.53% and the statutory rate of 21% is primarily attributable to the benefit of the dividends received deduction.

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2023

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The difference between the effective tax rate of 15.53% and the statutory rate of 21% is primarily attributable to the benefit of the dividends received deduction. At October 31, 2023, the net deferred tax liabilities are summarized as follows:

Net deferred tax liability:

Unrealized gain on investments	$1,007,339
Net investment losses including effect of DRD	(18,826)
Other	69,762
Net deferred tax liability	$1,058,275

NOTE 5. COMMITMENT AND CONTINGENCIES

Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

NOTE 6. NAV RESTATEMENT

The Fund has restated certain components of its 2020 and 2019 financial highlights related to the Predecessor Fund on an “as-if” basis (reflecting the effect on net asset value and per share net asset value of the adjustments to the fiscal year 2021 opening net asset balance, as if they had been recorded in the period investment advisory fees were received) resulting from the death of Irving Levine (100% owner of the investment adviser of the Predecessor Fund, Copley Financial Services Corp. ( “CFSC”)) in 2018 and the resulting transfer of ownership of CFSC from Mr. Levine to his estate. This effective transfer or assignment of the advisory agreement between the Predecessor Fund and CFSC was not submitted to, or otherwise approved by, the Predecessor Fund’s shareholders. As a result of extensive discussions with the SEC, CFSC was ordered to refund to the Predecessor Fund all investment advisory fees it received from the Predecessor Fund since Mr. Levine’s death (a total of $966,896, of which $200,000 was remitted during the year ended February 29, 2020 and the balance was remitted during the year ended February 28, 2021) and did not receive any investment advisory fees until the advisory agreement was approved by the

Copley Fund
Notes to the Financial Statements (continued)
October 31, 2023

Predecessor Fund’s shareholders, on October 13, 2020. The reversal of the investment advisory fees on a tax effected basis from the previous periods amounted to $713,254, which was reflected as an opening balance sheet adjustment on the statement of changes in net assets for the year ended February 28, 2021.

NOTE 7. RISKS

Equity risk is the risk that the market values of equities, such as common stocks or equity related investments, may decline due to general market conditions, such a political or macroeconomic factors. Additionally, equities may decline in value due to specific factors affecting a related industry or industries. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of October 31, 2023, the Fund had 25.33% and 25.79% of the value of its net assets invested in stocks within the Communications and Financials sectors, respectively.

NOTE 9. TRUSTEE COMPENSATION

As of October 31, 2023, there were two Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a fee of $20,000 each year plus $500 per series of the Trust per meeting. The officers of the Trust do not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Centaur Mutual Funds Trust
And the Shareholders of Copley Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Copley Fund, a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Fund”), including the schedule of investments as of October 31, 2023, and the related statements of operations for the period ended March 1, 2023 through October 31, 2023 and for the year ended February 28, 2023, the statements of changes in net assets for the period ended March 1, 2023 through October 31, 2023 and for the years ended February 28, 2023 and 2022, and the financial highlights for the period from March 1, 2023 through October 31, 2023 and each of the years in the five-year period ended February 28, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the period March 1, 2023 through October 31, 2023 and for the year ended February 28, 2023, the changes in its net assets for the period ended March 1, 2023 through October 31, 2023 and for the years ended February 28, 2023 and 2022, and the financial highlights for the period from March 1, 2023 through October 31, 2023 and each of the years in the five-year period ended February 28, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm (continued)

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Copley Fund’s auditor since 2010.

EISNERAMPER LLP
New York, New York
December 28, 2023

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator, who is the Chief Compliance Officer of the Fund’s Adviser, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Liquidity Administrator maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 27, 2023. During the review period, June 1, 2022 through May 31, 2023 (the “Review Period”), the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program is reasonably designed to prevent violation of the Liquidity Rule and (ii) the Program has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. You may pay brokerage commissions on purchases and sales of exchange-traded fund shares, which are not reflected in the example. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses
	Account	Value	Paid	Annualized
	Value	October 31,	During	Expense
	May 1, 2023	2023	Period(a)	Ratio(b)
Copley Fund
Actual	$1,000.00	$1,006.70	$6.63	1.31%
Hypothetical(c)	$1,000.00	$1,018.60	$6.67	1.31%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)	Expenses include the reserve the Fund is required to calculate and deduct, reflecting the federal income tax which would have to be paid if the Fund’s portfolio were liquidated and a capital gains tax, at the regular corporate tax rate, would be payable on all gains.

(c)	Hypothetical assumes 5% annual return before expenses.

Additional Information (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

Both (i) a description of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and (ii) information regarding how the Trust voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, by calling the Trust at 1-888-484-5766, or on the on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s portfolio holdings are available on the SEC’s website at www.sec.gov and on the Fund’s website at https://www.dcmadvisors.com.

Trustees and Officers (Unaudited)

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (Born 1953)	Trustee and Chairman	Since 3/2009	Retired, Private Investor	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its eight series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp: Member of Board of Directors of Investors Title Company
Thomas G. Douglass (Born 1956)	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	3	Independent Trustee of WST Investment Trust for its one series (a registered investment company)

Trustees and Officers (Unaudited) (continued)

Name and Year of Birth	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
OFFICERS
Glenn Grossman (Born 1963)	President (Principal Executive Officer)	Since 12/2023	Chief Executive Officer of DCM Advisors, LLC and Managing Member of Dinosaur Group Holdings, LLC	3	None
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).	N/A	N/A
Kevin Patton (Born 1970)	Chief Compliance Officer	Since 7/2023	Vice President, Compliance Officer, Ultimus Fund Solutions LLC (since June 2023); Outsourced Chief Compliance Officer, Dinsmore Compliance Services (January 2023 to June 2023); Senior Principal Consultant, ACA Group (April 2022 to January 2023), Assistant Vice President, Compliance Officer, Ultimus Fund Solutions, LLC (January 2020 to April 2022; Partner and Chief Compliance Officer, Renaissance Investment Management (August 2005 to January 2020)	N/A	N/A
Paul F. Leone (Born 1963)	Secretary	Since 9/2020	Vice President, Senior Legal Counsel; Ultimus Fund Solutions, LLC (since August 2020); Attorney, Leone Law Office P.C. (August 2019 to August 2020); Senior Counsel, Empower Retirement (May 2015 to July 2019).	N/A	N/A

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-888-484-5766 to request a copy of the SAI or to make shareholder inquiries.

Rev: December 2022

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Account balances and account transactions

■    Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Centaur Mutual Funds Trust share?	Can you limit this Sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-888-484-5766

Who we are
Who is providing this notice?	The Centaur Mutual Funds Trust Copley Fund
What we do
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us your account information

■     make deposits or withdrawals from our account

■     pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    DCM Advisors, LLC, an affiliate of Dinosaur Group Holdings, LLC, is the investment advisor to the Copley Fund and is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   The Centaur Mutual Funds Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Centaur Mutual Funds Trust does not jointly market.

The Copley Fund is distributed by Ultimus Fund Distributors, LLC

Copley-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”) has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.
(b)	Not applicable
(c)	Not applicable to registrant.
(d)	Not applicable to registrant.
(e)	Not applicable to registrant.

(f) (1)      A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principle Accountant Fees and Services.

(a)	Audit fees billed to the registrant by the independent accountant for the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2023	$14,000
	FY 2022	$12,500

Lebenthal Ultra Short Tax-Free Income Fund	FY 2023	$15,000
	FY 2022	$13,900

Copley Fund	FY 2023	$65,000
	FY 2023 (2/28/2023)	$80,000
	FY 2022 (2/28/2022)	$59,000

These amounts represent aggregate fees billed by the registrant’s independent accountant, in connection with the annual audits of the registrant’s financial statements and for services normally provided by the independent accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b) Audit-Related Fees billed by the registrant’s independent accountant for the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2023	$0
	FY 2022	$0

Lebenthal Ultra Short Tax-Free Income Fund	FY 2023	$0
	FY 2022	$0

Copley Fund	FY 2023	$0
	FY 2023 (2/28/2023)	$0
	FY 2022 (2/28/2022)	$0

These amounts represent assurance and related services by the independent accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees billed to the registrant’s independent accountant for the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2023	$3,500
	FY 2022	$3,000

Lebenthal Ultra Short Tax-Free Income Fund	FY 2023	$3,500
	FY 2022	$3,000

Copley Fund	FY 2023	$18,650
	FY 2023 (2/28/2023)	$18,650

FY 2022 (2/28/2022)	$18,375

These amounts represent professional services rendered by the independent accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d) All Other Fees paid to the registrant’s independent accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2023	$0
	FY 2022	$0

Lebenthal Ultra Short Tax-Free Income Fund	FY 2023	$0
	FY 2022	$0

Copley Fund	FY 2023	$0
	FY 2023 (2/28/2023)	$0
	FY 2022 (2/28/2022)	$0

(e)(1) The registrant’s Board of Trustees pre-approved the engagement of the independent accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the independent accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the independent accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the independent accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2023	$25,650	$0
FY 2023 (2/28/2023)	$18,650	$0
FY 2022	$6,000	$0
FY 2022 (2/28/2022)	$18,375	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Attached hereto.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centaur Mutual Funds Trust

By (Signature and Title)	/s/ Glenn Grossman
Glenn Grossman, Principal Executive Officer

Date	January 09, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Glenn Grossman
Glenn Grossman, Principal Executive Officer

Date	January 09, 2024

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	January 09, 2024